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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2001


                                 CONCEPTUS, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                                     97-3170244
------------------------------------        ------------------------------------
 (State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
         Incorporation)

                                    000-27596
                        --------------------------------
                            (Commission File Number)


                1021 Howard Avenue, San Carlos, California 94070
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (650) 802-7240
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.  OTHER EVENTS.

         On January 3, 2001, Conceptus, Inc. issued a press release announcing early attainment of patient enrollment goal for STOP pivotal trial. The text of the press release follows:




         CONCEPTUS
       (Logo Omitted)



Company Contacts         Investor Contacts                 General Media Contact
Conceptus, Inc.          Lippert Heilshorn & Associates    Cohn & Wolfe
---------------------  ---------------------------------  ----------------------
Oliver Brouse,           Bruce Voss (Bruce@lhai.com)       Lynn Kenney
Director, Finance        (310) 575-4848                    (212) 798-9766
oliverb@conceptus.com    Kim Golodetz (Kim@lhai.com)       Lynn_Kenney@nyc.
(650) 802-7297           (212) 838-3777                    cohnwolfe.com
Stan Van Gent,           Financial Media Contact
VP, Marketing            Elissa Grabowski
stanv@conceptus.com      (Elissa@lhai.com)
(650) 413-1603           (212) 838-3777
www.conceptus.com        www.lhai.com
---------------------  ---------------------------------  ----------------------


                     CONCEPTUS ANNOUNCES EARLY ATTAINMENT OF
                 PATIENT ENROLLMENT GOAL FOR STOP PIVOTAL TRIAL

                             Accelerates PMA Filing

               Sets Milestones for International Product Launches

SAN CARLOS, Calif. (January 3, 2001) - Conceptus, Inc. (Nasdaq NM: CPTS) announced that bilateral placement has been achieved in more than 400 patients in the pivotal clinical study of the STOP(TM) (Selective Tubal Occlusion Procedure) non-surgical permanent contraception device for women. The pivotal study is designed to obtain 12-month effectiveness data on 400 patients with bilateral placement to support a Pre-Market Approval (PMA) application. Accordingly, the PMA application filing timeline is expected to be accelerated by approximately three months.

Enrollment in the multi-center, international pivotal clinical trial for STOP commenced in May of 2000. Additional patients will be enrolled over the next several weeks to replace any patients who may be lost-to-follow-up or who cannot be evaluated for other reasons. The pivotal trial will examine safety, effectiveness, and patient comfort during the placement procedure and subsequent use of the STOP device.

"The rapid enrollment we've experienced in the STOP trial highlights the desire women have for a new permanent contraceptive option, and demonstrates the tremendous commitment of the physicians and their staffs at all of the investigational sites," said Jay M. Cooper, M.D., founder and medical director of Women's Health Research Center, Phoenix, Arizona, and the principal U.S. investigator of STOP.

"The enthusiasm of our STOP clinical investigation team coupled with targeted advertising helped us to achieve this important milestone ahead of plan," said Steven Bacich, president and chief executive officer of Conceptus. "Accordingly, our expenses in the fourth quarter of 2000 will reflect this higher level of patient enrollment."

The pivotal study protocol requires 12 months of follow-up after each patient begins to rely exclusively on STOP for contraception, which occurs three months after the STOP placement procedure. As such, Conceptus is working towards a PMA filing with the FDA during the third quarter of 2002.

"Australia will be the first country where STOP is commercially available. We have already received both Therapeutic Goods Administration listing and a reimbursement code comparable to that of surgical tubal ligation, and we are making excellent progress towards a product launch during the first quarter of 2001," according to Mr. Bacich. "In Australia, we will be marketing STOP ourselves, and we continue to speak with prospective co-marketing partners, as well."

Commenting on the outlook in Europe, Conceptus expects to receive the CE Mark from a Notified Body in the very near future. Upon receipt of the CE Mark, plans call for conducting reimbursement studies and securing one or more partners for sales and marketing, as well as initiating the Decentralized Mutual Recognition procedure of the European Union, which covers 11 European countries. The first commercial sales of STOP in select European markets are expected in 2001.

Permanent Contraception

Surgical tubal ligation has become the most common form of contraception worldwide, despite the fact that it is invasive and costly. In the U.S., about 93% of such procedures are performed in a hospital or surgi-center under general anesthesia, requiring 4-5 hours of hospital recovery time and resulting in 3-4 days off work. A STOP procedure does not require cutting or penetration of the abdomen, is typically performed with local anesthetic and can be performed in a less costly office setting. Accordingly, a woman is expected to spend about 2-3 hours of her day for a STOP procedure, with a rapid return to normal activities.

About Conceptus

Conceptus, Inc. is developing STOP, an innovative medical device and procedure designed to provide a non-surgical alternative to tubal ligation, the leading form of contraception worldwide. The STOP device is a unique and proprietary micro-coil designed to be deployed permanently into each fallopian tube using the Company's minimally invasive transcervical tubal access catheter system. Once in place, clinical studies have shown that the STOP device induces an occlusive tissue response.

Data from the United Nations show that worldwide, 30% of reproductive couples using contraception rely on surgical tubal ligation. Additionally, a survey performed by the Centers for Disease Control and Prevention indicates that surgical tubal ligation continues to be the most prevalent form of contraception in the U.S., and that 35% of women age 35-44 have had a surgical tubal sterilization. An estimated 800,000 surgical tubal ligations are performed each year in the U.S.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements, the accuracy of which is necessarily subject to risks and uncertainties. The receipt of regulatory approvals, results of product development programs, and clinical efficacy of and market demand for products, among other matters discussed in this release, may differ significantly from the discussion of such matters in the forward-looking statements. Such differences may be based upon factors within the Company's control, such as strategic planning decisions by management and re-allocation of internal resources, or on factors outside of the Company's control, such as delays by regulatory authorities, scientific advances by third parties and introduction of competitive products, as well as those factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other filings with the Securities and Exchange Commission.


                                     # # #

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONCEPTUS, INC.
                                            (Registrant)

                                            By: /s/ Oliver Brouse
                                                --------------------------------
                                                Oliver Brouse
                                                Director of Finance


Dated:   January 11, 2001


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